Exhibit 99.1

Inovio Pharmaceuticals, Inc.
Resolutions of the Board of Directors
Ratification of Equity Awards Made By CEO

Approved and adopted: February 24, 2022

Ratification of the Grant of Certain Stock Options and Restricted Stock Units

WHEREAS, pursuant to Section 157(c) of the General Corporation Law of the State of Delaware ("DGCL"), a board of directors may, by a resolution, authorize an officer of a corporation to do one or both of the following: (i) designate officers and employees of the corporation or of any of its subsidiaries to be recipients of equity incentive awards created by the corporation, and (ii) determine the number of such equity incentive awards to be received by such officers and employees; provided, however, that the resolution so authorizing such officer shall specify the total number of equity incentive awards such officer may so award;

WHEREAS, from January 1, 2004 through February 11, 2022, Inovio Pharmaceuticals, Inc., a Delaware Corporation (the “Company”), acting via the President and Chief Executive Officer of the Company (the “CEO”), awarded stock option grants and restricted stock unit awards to various employees and consultants on the dates and in the amounts of (i) shares of Company common stock, par value $0.001 or (ii) restricted stock units, as the case may be, listed on Exhibit A attached hereto (such awards, the "Grants"), pursuant to the terms and conditions of each awardee's respective stock option grant agreement, stock option grant notice, and/or restricted stock unit agreement (collectively, the "Grant Agreements") and one of the following: the Amended 2000 Stock Option Plan, the 2007 Amended and Restated Omnibus Incentive Plan or the 2016 Omnibus Incentive Plan, as amended (each, a “Plan” and together, the “Plans”);

WHEREAS, Section 204 of the DGCL defines a "defective corporate act" as any act or transaction purportedly taken on behalf of a corporation that is, and at the time such act was purportedly taken would have been, within the power of a corporation, but is void or voidable due to a failure of authorization;

WHEREAS, pursuant to Section 204 of the DGCL, no defective corporate act shall be void or voidable solely as a result of a failure of authorization, if ratified pursuant to Section 204 of the DGCL;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that the Grants were defective corporate acts because they did not fully comply with the requirements of Section 157(c) of the DGCL;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to approve and ratify the Grants, in all respects;

WHEREAS, pursuant to Section 204(c) of the DGCL, the Company is not required to submit the ratification to the stockholders for approval; and

WHEREAS, pursuant to Section 204(g) of the DGCL, the Company is required to give prompt notice of the ratification to all holders of valid stock, as of a date within 60 days of the adoption of these resolutions, which notice will be deemed to have been given if disclosed in a document publicly filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to §13, §14, or §15(d) of the Securities Exchange Act of 1934 (such notice, the "Notice").

NOW, THEREFORE BE IT RESOLVED, that, each of the Grants is a defective corporate act to be ratified hereby; and be it

FURTHER RESOLVED, that the nature of the failure of proper authorization is that the Grants were not properly authorized in accordance with Section 157 of the DGCL; and be it

FURTHER RESOLVED, that pursuant to Section 204 of the DGCL, the Board hereby authorizes, ratifies and approves the Grants, and the stock options and restricted stock units of the Company granted thereunder are authorized, ratified and approved in all respects, subject to the terms and conditions of each award's respective Grant Agreement and the applicable Plan; and be it

FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized to file pursuant to §13, §14, or §15(d) of the Securities Exchange Act of 1934 a Notice disclosing the ratification; and be it

General Authority

FURTHER RESOLVED, that the officers of the Company (the "Authorized Officers"), be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to take or cause to be taken any and all such further actions, to execute and deliver or cause to be executed and delivered all such other documents, certificates, instruments and agreements, and to make such filings, with the SEC or otherwise, in the name and on behalf of the Company, to incur and pay all such fees and expenses and to engage in such acts as they shall in their judgment determine to be necessary, desirable or advisable in order to carry out fully the intent and purposes of the foregoing resolutions and the execution by the Authorized Officers of any such documents, certificates, instruments or agreements or the payment of any such fees and expenses or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor and the approval of the documents, certificates, instruments and agreements so executed, the expenses so paid, the filings so made and the actions so taken; and be it

FURTHER RESOLVED, that any and all actions heretofore taken by any officer, representative or director of the Company in connection with any matter referred to or contemplated in any of the foregoing resolutions are hereby approved, ratified and confirmed in all respects as the act and deed of the Company.

Exhibit A

Grant Date	Award Type	Number of Equity
01-Feb-2004	Options (NQ)	1,250
01-Mar-2004	Options (NQ)	1,250
26-Mar-2004	Options (NQ)	12,500
01-Apr-2004	Options (NQ)	1,250
13-Apr-2004	Options (ISO)	9,375
01-May-2004	Options (NQ)	1,250
01-Jun-2004	Options (NQ)	1,250
16-Aug-2004	Options (ISO)	3,750
18-Aug-2004	Options (ISO)	3,750
24-Sep-2004	Options (ISO)	1,563
24-Sep-2004	Options (ISO)	3,125
01-Oct-2004	Options (ISO)	31,250
01-Nov-2004	Options (ISO)	3,750
03-Jan-2005	Options (ISO)	2,500
01-Feb-2005	Options (ISO)	6,250
07-Feb-2005	Options (ISO)	2,500
12-Feb-2005	Options (ISO)	2,500
01-Apr-2005	Options (ISO)	250
01-Apr-2005	Options (ISO)	2,500
04-Apr-2005	Options (NQ)	500
11-Apr-2005	Options (ISO)	25,000
18-Apr-2005	Options (ISO)	625
20-Apr-2005	Options (ISO)	938
27-Apr-2005	Options (ISO)	938
02-May-2005	Options (ISO)	9,625
11-May-2005	Options (ISO)	625
01-Aug-2005	Options (ISO)	1,875
01-Aug-2005	Options (ISO)	1,875
06-Sep-2005	Options (NQ)	625
03-Oct-2005	Options (ISO)	1,375
13-Feb-2006	Options (ISO)	3,750
06-Mar-2006	Options (ISO)	1,875
13-Mar-2006	Options (ISO)	1,250
01-May-2006	Options (ISO)	938
01-May-2006	Options (ISO)	3,750
08-Aug-2006	Options (NQ)	12,500
21-Aug-2006	Options (ISO)	625
21-Aug-2006	Options (ISO)	625
25-Sep-2006	Options (ISO)	625
23-Oct-2006	Options (ISO)	625
02-Nov-2006	Options (ISO)	625
30-Nov-2006	Options (NQ)	1,500
11-Dec-2006	Options (ISO)	1,875
08-Jan-2007	Options (NQ)	1,084
08-Jan-2007	Options (NQ)	8,032
16-Jan-2007	Options (ISO)	1,875
26-Feb-2007	Options (ISO)	5,625
04-Apr-2007	Options (ISO)	1,250
09-Apr-2007	Options (ISO)	625
16-Apr-2007	Options (ISO)	1,875
03-May-2007	Options (ISO)	2,500
03-May-2007	Options (ISO)	6,250

03-May-2007	Options (NQ)	6,250
03-May-2007	Consultant Options (NQ)	770
03-May-2007	Consultant Options (NQ)	2,980
10-May-2007	Options (ISO)	3,750
16-Jul-2007	Options (ISO)	938
06-Aug-2007	Options (ISO)	1,250
11-Sep-2007	Options (ISO)	1,250
01-Oct-2007	Options (ISO)	1,875
10-Oct-2007	Options (ISO)	157
25-Oct-2007	Options (ISO)	938
04-Dec-2007	Options (NQ)	1,250
15-Feb-2008	Options (NQ)	7,500
04-Mar-2008	Options (ISO)	5,625
01-Apr-2008	Options (ISO)	1,250
09-Oct-2008	Options (ISO)	1,875
27-Jan-2009	Options (ISO)	625
07-Apr-2009	Options (NQ)	7,500
28-Oct-2009	Options (ISO)	625
07-Dec-2009	Consultant Options (NQ)	5,000
10-Feb-2010	Options (ISO)	938
01-Mar-2010	Options (ISO)	1,250
26-Jul-2010	Options (ISO)	625
07-Sep-2010	Options (ISO)	1,875
18-Nov-2010	Options (ISO)	1,250
16-Dec-2010	Options (ISO)	938
03-Jan-2011	Options (ISO)	625
03-Jan-2011	Options (ISO)	313
16-Feb-2011	Options (ISO)	938
04-Apr-2011	Options (ISO)	3,750
23-May-2011	Options (ISO)	9,375
24-May-2011	Options (ISO)	1,875
13-Jun-2011	Options (ISO)	625
01-Jul-2011	Options (ISO)	2,500
01-Jul-2011	Options (ISO)	2,500
01-Jul-2011	Options (ISO)	2,500
12-Sep-2011	Options (ISO)	5,625
19-Sep-2011	Options (ISO)	313
20-Oct-2011	Options (ISO)	938
24-Oct-2011	Options (ISO)	1,250
02-Nov-2011	Options (ISO)	313
02-Nov-2011	Options (ISO)	3,750
05-Dec-2011	Options (ISO)	625
19-Dec-2011	Options (ISO)	625
03-Jan-2012	Options (ISO)	12,500
29-Feb-2012	Options (ISO)	625
01-Mar-2012	Consultant Options (NQ)	12,500
23-Mar-2012	Options (ISO)	3,750
26-Mar-2012	Options (NQ)	18,750
09-Apr-2012	Options (ISO)	1,875
16-Apr-2012	Options (ISO)	3,750
23-Apr-2012	Options (ISO)	5,625
29-May-2012	Options (ISO)	12,500
11-Jun-2012	Options (ISO)	7,500
26-Jun-2012	Options (ISO)	1,250
25-Jul-2012	Options (ISO)	313

30-Jul-2012	Options (ISO)	938
04-Sep-2012	Options (ISO)	1,875
24-Sep-2012	Options (ISO)	313
22-Oct-2012	Options (ISO)	1,875
03-Dec-2012	Options (ISO)	1,875
31-Dec-2012	Options (ISO)	1,875
04-Feb-2013	Options (ISO)	1,875
11-Feb-2013	Options (ISO)	1,875
08-Apr-2013	Options (ISO)	1,250
20-May-2013	Options (ISO)	938
15-Jul-2013	Options (ISO)	625
29-Jul-2013	Options (ISO)	625
05-Aug-2013	Options (ISO)	1,875
07-Aug-2013	Options (ISO)	625
06-Sep-2013	Options (ISO)	12,500
20-Sep-2013	Options (ISO)	938
23-Sep-2013	Options (ISO)	938
07-Oct-2013	Options (ISO)	1,875
12-Nov-2013	Options (ISO)	1,875
14-Nov-2013	Options (ISO)	1,875
05-Dec-2013	Options (ISO)	313
05-Dec-2013	Options (ISO)	157
02-Jan-2014	Options (ISO)	10,000
06-Jan-2014	Options (ISO)	20,000
20-Jan-2014	Options (ISO)	938
10-Feb-2014	Options (ISO)	625
13-Feb-2014	Options (ISO)	1,875
18-Feb-2014	Options (ISO)	30,000
01-Apr-2014	Options (ISO)	25,000
23-Apr-2014	Options (ISO)	938
28-Apr-2014	Options (ISO)	1,875
01-May-2014	Options (ISO)	1,250
05-May-2014	Options (ISO)	938
05-May-2014	Options (ISO)	938
05-May-2014	Options (ISO)	1,250
20-May-2014	Options (ISO)	3,750
02-Jun-2014	Options (ISO)	1,875
16-Jun-2014	Options (ISO)	5,000
22-Jul-2014	Options (ISO)	938
24-Jul-2014	Options (ISO)	625
28-Jul-2014	Options (ISO)	1,250
04-Sep-2014	Options (ISO)	3,750
08-Sep-2014	Options (ISO)	1,250
22-Sep-2014	Options (ISO)	20,000
29-Sep-2014	Options (ISO)	5,625
06-Oct-2014	Options (ISO)	5,625
15-Oct-2014	Options (ISO)	3,750
27-Oct-2014	Options (ISO)	9,375
03-Nov-2014	Options (ISO)	6,500
01-Dec-2014	Options (ISO)	3,750
17-Dec-2014	Options (ISO)	20,000
05-Jan-2015	Options (ISO)	3,750
05-Jan-2015	Options (ISO)	3,750
26-Jan-2015	Options (ISO)	25,000
26-Jan-2015	Consultant Options (NQ)	5,000

30-Jan-2015	Options (ISO)	938
02-Feb-2015	Options (ISO)	938
03-Feb-2015	Options (ISO)	5,625
16-Feb-2015	Options (ISO)	1,875
17-Feb-2015	Options (ISO)	625
17-Feb-2015	Options (ISO)	1,250
23-Feb-2015	Options (ISO)	5,625
23-Feb-2015	Options (ISO)	1,875
23-Feb-2015	Options (ISO)	625
23-Feb-2015	Options (ISO)	20,000
27-Feb-2015	Options (ISO)	10,000
27-Feb-2015	Options (ISO)	12,000
09-Mar-2015	Options (ISO)	938
09-Mar-2015	Options (ISO)	938
09-Mar-2015	Options (ISO)	1,250
09-Mar-2015	Options (ISO)	1,250
16-Mar-2015	Options (ISO)	1,250
25-Mar-2015	Options (ISO)	1,250
30-Mar-2015	Options (ISO)	10,000
06-Apr-2015	Options (ISO)	625
13-Apr-2015	Options (ISO)	3,750
13-Apr-2015	Options (ISO)	938
21-Apr-2015	Options (ISO)	1,250
28-Apr-2015	Options (ISO)	5,625
11-May-2015	Options (ISO)	1,250
18-May-2015	Options (ISO)	1,250
19-May-2015	Options (ISO)	938
26-May-2015	Options (ISO)	9,375
29-Jun-2015	Options (ISO)	938
13-Jul-2015	Options (ISO)	9,375
16-Jul-2015	Options (ISO)	5,625
27-Jul-2015	Options (ISO)	1,250
03-Aug-2015	Options (ISO)	3,750
03-Aug-2015	Options (ISO)	625
10-Aug-2015	Options (ISO)	3,750
10-Aug-2015	Options (ISO)	938
10-Aug-2015	Options (ISO)	625
24-Aug-2015	Options (ISO)	1,875
31-Aug-2015	Options (ISO)	1,250
31-Aug-2015	Options (ISO)	3,750
08-Sep-2015	Options (ISO)	625
08-Sep-2015	Options (ISO)	625
08-Sep-2015	Options (ISO)	1,000
08-Sep-2015	Options (ISO)	625
14-Sep-2015	Options (ISO)	938
23-Sep-2015	Options (ISO)	625
12-Oct-2015	Options (ISO)	938
14-Oct-2015	Options (ISO)	313
14-Oct-2015	Options (ISO)	3,750
19-Oct-2015	Options (ISO)	1,875
19-Oct-2015	Options (ISO)	5,625
19-Oct-2015	Options (ISO)	3,750
02-Nov-2015	Options (ISO)	938
02-Nov-2015	Options (ISO)	1,250
09-Nov-2015	Options (ISO)	1,875

23-Nov-2015	Options (ISO)	938
23-Nov-2015	Options (ISO)	625
23-Nov-2015	Options (ISO)	938
23-Nov-2015	Options (ISO)	938
30-Nov-2015	Options (ISO)	625
30-Nov-2015	Options (ISO)	625
30-Nov-2015	Options (ISO)	3,750
30-Nov-2015	Options (ISO)	3,750
01-Dec-2015	Options (ISO)	1,250
09-Dec-2015	Options (ISO)	625
14-Dec-2015	Options (ISO)	625
14-Dec-2015	Options (ISO)	5,625
15-Dec-2015	Options (ISO)	1,875
31-Dec-2015	Options (ISO)	938
04-Jan-2016	Options (ISO)	20,000
04-Jan-2016	Options (ISO)	5,625
05-Jan-2016	Options (ISO)	1,250
11-Jan-2016	Options (ISO)	625
11-Jan-2016	Options (ISO)	1,875
11-Jan-2016	Options (ISO)	625
25-Jan-2016	Options (ISO)	1,250
25-Jan-2016	Options (ISO)	3,750
01-Feb-2016	Options (ISO)	1,250
16-Feb-2016	Options (ISO)	1,875
29-Feb-2016	Options (ISO)	1,875
14-Mar-2016	Options (ISO)	10,000
21-Mar-2016	Options (ISO)	3,750
24-Mar-2016	Options (ISO)	1,875
28-Mar-2016	Options (ISO)	938
04-Apr-2016	Options (ISO)	5,625
04-Apr-2016	Options (ISO)	938
04-Apr-2016	Options (ISO)	938
18-Apr-2016	Options (ISO)	938
18-Apr-2016	Options (ISO)	938
25-Apr-2016	Options (ISO)	625
26-Apr-2016	Options (ISO)	3,750
26-Apr-2016	Options (ISO)	5,625
02-May-2016	Options (ISO)	313
09-May-2016	Options (ISO)	9,375
09-May-2016	Options (ISO)	1,250
16-May-2016	Options (ISO)	625
16-May-2016	Options (ISO)	1,875
16-May-2016	Options (ISO)	3,750
16-May-2016	Options (ISO)	625
23-May-2016	Options (ISO)	938
30-May-2016	Options (ISO)	1,875
31-May-2016	Options (ISO)	1,250
01-Jun-2016	Options (ISO)	938
01-Jun-2016	Options (ISO)	1,250
06-Jun-2016	Options (ISO)	5,625
13-Jun-2016	Options (ISO)	625
14-Jun-2016	Options (ISO)	5,625
16-Jun-2016	Options (ISO)	12,500
20-Jun-2016	Options (ISO)	3,750
20-Jun-2016	Options (ISO)	938

27-Jun-2016	Options (ISO)	938
27-Jun-2016	Options (ISO)	625
05-Jul-2016	Options (ISO)	625
11-Jul-2016	Options (ISO)	9,375
13-Jul-2016	Options (ISO)	5,625
18-Jul-2016	Options (ISO)	3,750
18-Jul-2016	Options (ISO)	1,875
20-Jul-2016	Options (ISO)	938
21-Jul-2016	Options (ISO)	1,250
25-Jul-2016	Options (ISO)	1,250
29-Jul-2016	Options (ISO)	3,750
29-Jul-2016	Options (ISO)	1,875
01-Aug-2016	Options (ISO)	313
01-Aug-2016	Options (ISO)	1,875
15-Aug-2016	Options (ISO)	625
15-Aug-2016	Options (ISO)	938
22-Aug-2016	Options (ISO)	3,750
22-Aug-2016	Options (ISO)	1,875
22-Aug-2016	Options (ISO)	625
29-Aug-2016	Options (ISO)	1,875
29-Aug-2016	Options (ISO)	9,375
29-Aug-2016	Options (ISO)	3,750
29-Aug-2016	Options (ISO)	3,750
29-Aug-2016	Options (ISO)	3,750
06-Sep-2016	Options (ISO)	1,875
06-Sep-2016	Options (ISO)	1,250
12-Sep-2016	Options (ISO)	938
19-Sep-2016	Options (ISO)	625
19-Sep-2016	Options (ISO)	3,750
19-Sep-2016	Options (ISO)	938
19-Sep-2016	Share Units (RSU)	10,000
26-Sep-2016	Options (ISO)	30,000
26-Sep-2016	Share Units (RSU)	15,000
30-Sep-2016	Options (ISO)	625
30-Sep-2016	Options (ISO)	20,000
30-Sep-2016	Share Units (RSU)	3,000
03-Oct-2016	Options (ISO)	938
03-Oct-2016	Options (ISO)	938
03-Oct-2016	Options (ISO)	20,000
03-Oct-2016	Options (ISO)	938
03-Oct-2016	Share Units (RSU)	5,000
05-Oct-2016	Options (ISO)	20,000
05-Oct-2016	Share Units (RSU)	10,000
17-Oct-2016	Options (ISO)	1,875
24-Oct-2016	Options (ISO)	3,750
24-Oct-2016	Options (ISO)	1,875
26-Oct-2016	Options (ISO)	1,875
31-Oct-2016	Options (ISO)	938
31-Oct-2016	Options (ISO)	3,750
14-Nov-2016	Options (ISO)	625
14-Nov-2016	Options (ISO)	1,250
14-Nov-2016	Options (ISO)	625
14-Nov-2016	Options (ISO)	625
14-Nov-2016	Options (ISO)	3,750
28-Nov-2016	Options (ISO)	3,750

28-Nov-2016	Options (ISO)	1,250
30-Nov-2016	Share Units (RSU)	12,500
05-Dec-2016	Options (ISO)	625
05-Dec-2016	Options (ISO)	313
05-Dec-2016	Options (ISO)	625
12-Dec-2016	Options (ISO)	1,875
14-Dec-2016	Options (ISO)	938
19-Dec-2016	Options (ISO)	938
19-Dec-2016	Options (ISO)	938
03-Jan-2017	Options (ISO)	625
03-Jan-2017	Options (ISO)	625
09-Jan-2017	Options (ISO)	3,750
30-Jan-2017	Options (ISO)	9,375
06-Feb-2017	Options (ISO)	1,875
06-Feb-2017	Options (ISO)	625
13-Feb-2017	Options (ISO)	1,250
21-Feb-2017	Options (ISO)	938
27-Feb-2017	Options (ISO)	938
28-Feb-2017	Options (ISO)	9,375
13-Mar-2017	Options (ISO)	938
27-Mar-2017	Options (ISO)	3,750
27-Mar-2017	Options (ISO)	1,875
17-Apr-2017	Options (ISO)	938
17-Apr-2017	Options (ISO)	3,750
24-Apr-2017	Options (ISO)	3,750
01-May-2017	Options (ISO)	1,875
01-May-2017	Options (ISO)	1,250
08-May-2017	Options (ISO)	1,875
15-May-2017	Options (ISO)	938
15-May-2017	Options (ISO)	12,500
22-May-2017	Options (ISO)	3,750
22-May-2017	Options (ISO)	1,875
30-May-2017	Options (ISO)	12,500
05-Jun-2017	Options (ISO)	9,375
19-Jun-2017	Options (ISO)	625
19-Jun-2017	Options (ISO)	625
10-Jul-2017	Options (ISO)	625
10-Jul-2017	Options (ISO)	625
10-Jul-2017	Options (ISO)	1,250
24-Jul-2017	Options (ISO)	1,250
24-Jul-2017	Options (ISO)	625
24-Jul-2017	Options (ISO)	3,750
31-Jul-2017	Options (ISO)	625
31-Jul-2017	Options (ISO)	938
31-Jul-2017	Options (ISO)	938
04-Aug-2017	Share Units (RSU)	10,000
07-Aug-2017	Options (ISO)	1,250
07-Aug-2017	Options (ISO)	1,250
07-Aug-2017	Options (ISO)	625
07-Aug-2017	Options (ISO)	5,625
07-Aug-2017	Options (ISO)	1,875
07-Aug-2017	Options (ISO)	938
21-Aug-2017	Options (ISO)	3,750
21-Aug-2017	Options (ISO)	938
28-Aug-2017	Options (ISO)	1,875

28-Aug-2017	Options (ISO)	3,750
31-Aug-2017	Options (ISO)	1,875
31-Aug-2017	Options (ISO)	1,875
05-Sep-2017	Options (ISO)	1,875
11-Sep-2017	Options (ISO)	1,875
18-Sep-2017	Options (ISO)	3,750
25-Sep-2017	Options (ISO)	3,750
29-Sep-2017	Options (ISO)	1,875
29-Sep-2017	Options (ISO)	15,625
29-Sep-2017	Options (ISO)	938
02-Oct-2017	Options (ISO)	625
09-Oct-2017	Options (ISO)	938
09-Oct-2017	Options (ISO)	938
16-Oct-2017	Options (ISO)	1,250
16-Oct-2017	Options (ISO)	15,625
16-Oct-2017	Options (ISO)	9,375
06-Nov-2017	Options (ISO)	1,875
13-Nov-2017	Options (ISO)	938
13-Nov-2017	Options (ISO)	1,250
20-Nov-2017	Options (ISO)	1,875
27-Nov-2017	Options (ISO)	5,625
29-Nov-2017	Options (ISO)	5,625
15-Dec-2017	Options (ISO)	625
18-Dec-2017	Options (ISO)	10,000
08-Jan-2018	Options (ISO)	1,875
08-Jan-2018	Options (ISO)	938
08-Jan-2018	Options (ISO)	5,625
29-Jan-2018	Options (ISO)	3,750
05-Feb-2018	Options (ISO)	3,750
12-Feb-2018	Options (ISO)	1,250
30-Mar-2018	Options (ISO)	9,375
02-Apr-2018	Options (ISO)	1,875
09-Apr-2018	Options (ISO)	25,000
09-Apr-2018	Options (ISO)	938
09-Apr-2018	Share Units (RSU)	5,000
16-Apr-2018	Options (ISO)	938
16-Apr-2018	Options (ISO)	15,625
23-Apr-2018	Options (ISO)	625
01-May-2018	Options (ISO)	938
29-May-2018	Options (ISO)	1,250
04-Jun-2018	Options (ISO)	938
04-Jun-2018	Options (ISO)	625
11-Jun-2018	Options (ISO)	1,875
18-Jun-2018	Options (ISO)	1,875
29-Jun-2018	Options (ISO)	5,625
29-Jun-2018	Options (ISO)	625
02-Jul-2018	Options (ISO)	938
09-Jul-2018	Options (ISO)	3,750
09-Jul-2018	Options (ISO)	938
23-Jul-2018	Options (ISO)	1,875
30-Jul-2018	Options (ISO)	5,625
30-Jul-2018	Options (ISO)	625
01-Aug-2018	Consultant Options (NQ)	12,000
13-Aug-2018	Options (ISO)	1,875
27-Aug-2018	Options (ISO)	1,875

04-Sep-2018	Options (ISO)	1,250
17-Sep-2018	Options (ISO)	938
24-Sep-2018	Options (ISO)	625
24-Sep-2018	Options (ISO)	938
24-Sep-2018	Options (ISO)	938
24-Sep-2018	Options (ISO)	3,750
24-Sep-2018	Options (ISO)	938
08-Oct-2018	Options (ISO)	938
29-Oct-2018	Options (ISO)	625
05-Nov-2018	Options (ISO)	1,875
12-Nov-2018	Options (ISO)	1,875
12-Nov-2018	Options (ISO)	1,250
26-Nov-2018	Options (ISO)	5,625
30-Nov-2018	Options (ISO)	3,750
30-Nov-2018	Options (ISO)	5,625
10-Dec-2018	Options (ISO)	938
10-Dec-2018	Options (ISO)	938
31-Dec-2018	Options (ISO)	1,875
31-Dec-2018	Options (ISO)	1,875
07-Jan-2019	Options (ISO)	938
07-Jan-2019	Options (ISO)	12,500
07-Jan-2019	Options (ISO)	3,750
14-Jan-2019	Options (ISO)	3,750
14-Jan-2019	Options (ISO)	938
14-Jan-2019	Options (ISO)	1,875
30-Jan-2019	Options (ISO)	625
11-Feb-2019	Options (ISO)	625
11-Feb-2019	Options (ISO)	1,250
25-Feb-2019	Options (ISO)	625
05-Mar-2019	Options (ISO)	3,750
18-Mar-2019	Options (ISO)	15,625
18-Mar-2019	Options (ISO)	1,875
25-Mar-2019	Options (ISO)	1,875
29-Mar-2019	Options (ISO)	3,750
08-Apr-2019	Options (ISO)	1,875
08-Apr-2019	Options (ISO)	625
15-Apr-2019	Options (ISO)	625
22-Apr-2019	Options (ISO)	1,875
22-Apr-2019	Options (ISO)	938
22-Apr-2019	Options (ISO)	1,875
22-Apr-2019	Options (ISO)	625
25-Apr-2019	Options (ISO)	713
25-Apr-2019	Options (ISO)	713
25-Apr-2019	Options (ISO)	558
20-May-2019	Options (ISO)	938
20-May-2019	Options (ISO)	938
28-May-2019	Options (ISO)	1,875
28-May-2019	Options (ISO)	938
10-Jun-2019	Options (ISO)	3,750
10-Jun-2019	Options (ISO)	1,250
08-Jul-2019	Options (ISO)	3,750
11-Jul-2019	Consultant Options (NQ)	35,000
29-Aug-2019	Options (ISO)	1,250
16-Sep-2019	Options (ISO)	1,875
16-Sep-2019	Options (ISO)	3,750

21-Oct-2019	Options (ISO)	1,250
21-Oct-2019	Options (ISO)	1,875
21-Oct-2019	Options (ISO)	5,625
31-Oct-2019	Options (ISO)	3,750
18-Nov-2019	Options (ISO)	3,750
20-Nov-2019	Consultant Options (NQ)	10,000
02-Dec-2019	Options (ISO)	625
16-Dec-2019	Options (ISO)	625
16-Dec-2019	Options (ISO)	625
16-Dec-2019	Options (ISO)	1,875
16-Dec-2019	Options (ISO)	938
16-Dec-2019	Options (ISO)	1,875
16-Dec-2019	Options (ISO)	625
31-Dec-2019	Options (ISO)	1,875
06-Jan-2020	Options (ISO)	938
06-Jan-2020	Options (ISO)	3,750
06-Jan-2020	Options (ISO)	938
21-Jan-2020	Options (ISO)	938
27-Jan-2020	Options (ISO)	5,625
27-Jan-2020	Options (ISO)	1,250
27-Jan-2020	Options (ISO)	938
03-Feb-2020	Options (ISO)	1,875
03-Feb-2020	Options (ISO)	938
18-Feb-2020	Options (ISO)	1,250
24-Feb-2020	Options (ISO)	1,875
09-Mar-2020	Options (ISO)	5,000
09-Mar-2020	Options (ISO)	1,875
09-Mar-2020	Options (ISO)	625
16-Mar-2020	Options (ISO)	938
16-Mar-2020	Options (ISO)	9,375
30-Mar-2020	Options (ISO)	1,875
30-Mar-2020	Options (ISO)	625
30-Mar-2020	Options (ISO)	938
30-Mar-2020	Options (ISO)	3,750
13-Apr-2020	Options (ISO)	938
27-Apr-2020	Options (ISO)	5,625
27-Apr-2020	Options (ISO)	938
04-May-2020	Options (ISO)	938
04-May-2020	Options (ISO)	5,625
04-May-2020	Options (ISO)	12,500
11-May-2020	Options (ISO)	5,625
11-May-2020	Options (ISO)	1,250
11-May-2020	Options (ISO)	1,250
19-May-2020	Share Units (RSU)	24,000
19-May-2020	Share Units (RSU)	36,000
26-May-2020	Options (ISO)	1,875
26-May-2020	Options (ISO)	1,875
26-May-2020	Options (ISO)	1,875
29-May-2020	Options (ISO)	3,750
15-Jun-2020	Options (ISO)	1,000
15-Jun-2020	Options (ISO)	3,750
17-Jun-2020	Options (ISO)	1,875
22-Jun-2020	Options (ISO)	3,750
22-Jun-2020	Options (ISO)	938
06-Jul-2020	Options (ISO)	12,500

06-Jul-2020	Options (ISO)	625
13-Jul-2020	Options (ISO)	1,000
13-Jul-2020	Options (ISO)	1,875
13-Jul-2020	Options (ISO)	1,875
20-Jul-2020	Options (ISO)	12,500
27-Jul-2020	Options (ISO)	625
27-Jul-2020	Options (ISO)	12,500
27-Jul-2020	Options (ISO)	5,625
27-Jul-2020	Options (ISO)	15,625
31-Jul-2020	Options (ISO)	1,875
31-Jul-2020	Options (ISO)	15,625
10-Aug-2020	Options (ISO)	15,625
10-Aug-2020	Options (ISO)	1,875
10-Aug-2020	Options (ISO)	625
10-Aug-2020	Options (ISO)	5,625
10-Aug-2020	Options (ISO)	9,375
10-Aug-2020	Options (ISO)	1,250
10-Aug-2020	Options (ISO)	938
10-Aug-2020	Options (ISO)	1,875
31-Aug-2020	Options (ISO)	1,250
31-Aug-2020	Options (ISO)	1,875
08-Sep-2020	Options (ISO)	5,625
14-Sep-2020	Options (ISO)	1,875
14-Sep-2020	Options (ISO)	3,750
14-Sep-2020	Options (ISO)	3,750
14-Sep-2020	Options (ISO)	20,000
14-Sep-2020	Options (ISO)	1,250
14-Sep-2020	Options (ISO)	15,625
28-Sep-2020	Options (ISO)	12,500
28-Sep-2020	Options (ISO)	625
05-Oct-2020	Options (ISO)	15,625
05-Oct-2020	Options (ISO)	3,750
05-Oct-2020	Options (ISO)	15,625
12-Oct-2020	Options (ISO)	3,750
12-Oct-2020	Options (ISO)	938
19-Oct-2020	Options (ISO)	5,625
30-Oct-2020	Options (ISO)	3,750
30-Oct-2020	Options (ISO)	9,375
30-Oct-2020	Options (ISO)	3,750
16-Nov-2020	Options (ISO)	938
30-Nov-2020	Options (ISO)	1,250
30-Nov-2020	Options (ISO)	9,375
30-Nov-2020	Options (ISO)	1,250
07-Dec-2020	Options (ISO)	9,375
07-Dec-2020	Options (ISO)	12,500
07-Dec-2020	Options (ISO)	625
14-Dec-2020	Options (ISO)	1,875
14-Dec-2020	Options (ISO)	9,375
16-Dec-2020	Options (ISO)	3,750
21-Dec-2020	Options (ISO)	1,875
21-Dec-2020	Options (ISO)	5,625
21-Dec-2020	Options (ISO)	12,500
11-Jan-2021	Options (ISO)	3,750
11-Jan-2021	Options (ISO)	3,750
18-Jan-2021	Options (ISO)	5,625

25-Jan-2021	Options (ISO)	5,625
25-Jan-2021	Options (ISO)	1,875
29-Jan-2021	Options (ISO)	3,750
31-Jan-2021	Options (ISO)	25,000
31-Jan-2021	Share Units (RSU)	5,000
08-Feb-2021	Options (ISO)	938
16-Feb-2021	Options (ISO)	12,500
22-Feb-2021	Options (ISO)	1,875
08-Mar-2021	Options (ISO)	9,375
15-Mar-2021	Options (ISO)	938
29-Mar-2021	Options (ISO)	12,500
29-Mar-2021	Options (ISO)	5,625
19-Apr-2021	Options (ISO)	5,625
19-Apr-2021	Options (ISO)	9,375
26-Apr-2021	Options (ISO)	1,875
26-Apr-2021	Options (ISO)	625
26-Apr-2021	Options (ISO)	1,875
26-Apr-2021	Options (ISO)	12,500
26-Apr-2021	Options (ISO)	1,875
26-Apr-2021	Options (ISO)	625
26-Apr-2021	Options (ISO)	3,750
26-Apr-2021	Options (ISO)	625
30-Apr-2021	Options (ISO)	20,000
30-Apr-2021	Options (ISO)	5,625
17-May-2021	Options (ISO)	5,625
17-May-2021	Options (ISO)	5,625
24-May-2021	Options (ISO)	3,750
28-May-2021	Options (ISO)	938
14-Jun-2021	Options (ISO)	25,000
14-Jun-2021	Options (ISO)	625
14-Jun-2021	Share Units (RSU)	5,000
21-Jun-2021	Options (ISO)	1,875
21-Jun-2021	Options (ISO)	625
21-Jun-2021	Options (ISO)	625
28-Jun-2021	Options (ISO)	1,250
28-Jun-2021	Options (ISO)	5,625
28-Jun-2021	Options (ISO)	1,875
12-Jul-2021	Options (ISO)	20,000
19-Jul-2021	Options (ISO)	20,000
19-Jul-2021	Share Units (RSU)	5,000
26-Jul-2021	Options (ISO)	3,750
26-Jul-2021	Options (ISO)	938
26-Jul-2021	Options (ISO)	3,750
26-Jul-2021	Options (ISO)	1,875
30-Jul-2021	Options (ISO)	1,875
30-Jul-2021	Options (ISO)	1,875
02-Aug-2021	Options (ISO)	3,750
09-Aug-2021	Options (ISO)	1,875
09-Aug-2021	Options (ISO)	9,375
13-Aug-2021	Options (ISO)	20,000
16-Aug-2021	Options (ISO)	1,250
16-Aug-2021	Options (ISO)	625
16-Aug-2021	Options (ISO)	25,000
16-Aug-2021	Share Units (RSU)	5,000
23-Aug-2021	Options (ISO)	1,875

23-Aug-2021	Options (ISO)	5,625
23-Aug-2021	Options (ISO)	938
30-Aug-2021	Options (ISO)	1,875
30-Aug-2021	Options (ISO)	625
30-Aug-2021	Options (ISO)	3,750
30-Aug-2021	Options (ISO)	625
30-Aug-2021	Options (ISO)	625
30-Aug-2021	Options (ISO)	1,875
07-Sep-2021	Options (ISO)	1,250
13-Sep-2021	Options (ISO)	1,875
20-Sep-2021	Options (ISO)	3,750
20-Sep-2021	Options (ISO)	1,875
23-Sep-2021	Options (ISO)	1,875
27-Sep-2021	Options (ISO)	3,750
04-Oct-2021	Options (ISO)	3,750
04-Oct-2021	Options (ISO)	1,250
11-Oct-2021	Options (ISO)	1,875
11-Oct-2021	Options (ISO)	12,500
11-Oct-2021	Options (ISO)	12,500
14-Oct-2021	Options (ISO)	15,625
18-Oct-2021	Options (ISO)	9,375
18-Oct-2021	Options (ISO)	9,375
25-Oct-2021	Options (ISO)	3,750
25-Oct-2021	Options (ISO)	938
29-Oct-2021	Options (ISO)	5,625
29-Oct-2021	Options (ISO)	12,500
01-Nov-2021	Consultant Options (NQ)	6,000
01-Nov-2021	Share Units (RSU)	4,000
08-Nov-2021	Options (ISO)	20,000
08-Nov-2021	Options (ISO)	12,500
08-Nov-2021	Options (ISO)	938
08-Nov-2021	Options (ISO)	938
15-Nov-2021	Options (ISO)	938
15-Nov-2021	Options (ISO)	938
15-Nov-2021	Options (ISO)	3,750
15-Nov-2021	Options (ISO)	938
15-Nov-2021	Options (ISO)	5,625
15-Nov-2021	Options (ISO)	1,875
22-Nov-2021	Options (ISO)	938
22-Nov-2021	Options (ISO)	625
29-Nov-2021	Options (ISO)	938
29-Nov-2021	Options (ISO)	938
06-Dec-2021	Options (ISO)	3,750
06-Dec-2021	Options (ISO)	12,500
13-Dec-2021	Options (ISO)	938
13-Dec-2021	Options (ISO)	5,625
13-Dec-2021	Options (ISO)	12,500
13-Dec-2021	Options (ISO)	938
20-Dec-2021	Options (ISO)	1,875
10-Jan-2022	Options (NQ)	61,668
10-Jan-2022	Options (ISO)	1,875
10-Jan-2022	Options (ISO)	9,375
10-Jan-2022	Options (ISO)	3,750
10-Jan-2022	Options (ISO)	83,332
10-Jan-2022	Options (ISO)	3,750

10-Jan-2022	Share Units (RSU)	95,000
24-Jan-2022	Options (ISO)	938
31-Jan-2022	Options (ISO)	25,000
31-Jan-2022	Options (ISO)	3,750
31-Jan-2022	Share Units (RSU)	5,000
7-Feb-2022	Options (ISO)	1,250